                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 10, 2004


                                  PFSWEB, INC.
             (Exact name of registrant as specified in its charter)


   DELAWARE                     000-28275                       75-2837058
---------------                -----------                   ----------------
(State or other                (Commission                   (I.R.S. Employer
jurisdiction of                File Number)               Identification Number)
incorporation)


                          500 NORTH CENTRAL EXPRESSWAY
                                 PLANO, TX 75074
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

                                 (972) 881-2900
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                      NONE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 12. Results of Operations and Financial Condition

         On May 10, 2004, PFSweb, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2004. Attached to this current report on Form 8-K is a copy of the related press release dated May 10, 2004. The information in this Report on Form 8-K, and the exhibit hereto, shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that Section.

Exhibit No.      Description
-----------      -----------
99.1             Press Release Issued May 10, 2004



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               PFSweb, Inc.


Dated: May 10, 2004                            By: /s/  THOMAS J. MADDEN
                                                   -----------------------------
                                                   Thomas J. Madden
                                                   Executive Vice President,
                                                   Chief Financial and
                                                   Accounting Officer



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